UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported)     April 9, 2003


                                 FINET.COM, INC.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


         DELAWARE                   000-18108                    94-3115180
(State or Other Jurisdiction       (Commission                 (IRS  Employer
     of Incorporation)             File Number)             Identification  No.)


     1340 TREAT BLVD., SUITE 210, WALNUT CREEK, CA           94597
       (Address of principal executive offices)            (Zip Code)


                                 (925) 465-1600
              (Registrant's telephone number, including area code)


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     ITEM  5.  OTHER  EVENTS.

     On March 21, 2003, FiNet.com, Inc. and its wholly owned subsidiary Monument Mortgage, Inc. (the "Company") announced that effective March 11, 2003, D. Allen Malmuth has resigned as General Counsel, Vice President and Corporate Secretary of the Company and Paula S. Norris has resigned as Assistant Secretary of the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 9, 2002                            FiNet.com, Inc.
                                                    ---------------
                                                    (Registrant)

Date:   April 9,  2003                           By:   /s/  L. Daniel Rawitch
                                                       ----------------------
                                                       L. Daniel Rawitch,
                                                       President and Chief
                                                       Executive Officer


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